UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2011

EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33089 (Commission File Number)	82-0572194 (I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor New York, New York 10017 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 277-7100

NOT APPLICABLE
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 31, 2011, EXL completed its previously announced acquisition of Business Process Outsourcing, Inc., a Delaware corporation formerly organized as a Cayman Islands exempted company (“BPO”), pursuant to a Merger Agreement, dated as of April 30, 2011 (the “Merger Agreement”), with F&A BPO Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of EXL (“Merger Sub”), BPO and Shareholder Representative Services LLC, a Colorado limited liability company.  Under the terms of the Merger Agreement, Merger Sub merged with and into BPO and BPO survived as a wholly owned subsidiary of EXL (the “Merger”).

The aggregate consideration paid to BPO’s former stockholders in the Merger was $91 million in cash excluding adjustments based on BPO’s working capital, debt and certain expenses incurred by BPO in connection with the consummation of the transactions contemplated by the Merger Agreement (the “Merger Consideration”).  Pursuant to the Merger Agreement, a portion of the Merger Consideration was placed into escrow as security for the indemnification obligations of BPO’s stockholders.

The foregoing summary of the Merger Agreement and the Merger do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, a copy of which is filed as an exhibit hereto.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.
As permitted by Item 9.01(a)(4) of Form 8-K, EXL will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the acquisition of BPO was required to be filed.
(b) Pro forma financial information.
As permitted by Item 9.01(b)(2) of Form 8-K, EXL will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the acquisition of BPO was required to be filed.

Exhibit Number	Exhibit

2.1*	Merger Agreement, dated as of April, 2011, by and among ExlService Holdings, Inc., F&A BPO Merger Sub, Inc., Business Process Outsourcing, Inc. and Shareholder Representative Services LLC.

*  Confidential treatment has been requested with respect to a portion of the agreement, and such confidential portion has been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 6, 2011	By:	/s/ Amit Shashank
Name: Amit Shashank
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1*	Merger Agreement, dated as of April, 2011, by and among ExlService Holdings, Inc., F&A BPO Merger Sub, Inc., Business Process Outsourcing, Inc. and Shareholder Representative Services LLC.

*  Confidential treatment has been requested with respect to a portion of the agreement, and such confidential portion has been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.